Exhibit 99.1

Hycroft Mining Announces Reverse Stock Split

WINNEMUCCA, NV, October 26, 2023 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”) announces that the Company will undertake a Reverse Stock Split of its Class A Common Stock (“Common Stock”) at a ratio of 1-for-10 (the “Reverse Stock Split”). The Reverse Stock Split is expected to become effective immediately after the close of trading on the Nasdaq Capital Market (the “Nasdaq”) on November 14, 2023 (the “Effective Date”) and the Common Stock is expected to begin trading on the Nasdaq on a Reverse Stock Split-adjusted basis on November 15, 2023, under the new CUSIP number 44862P208.

“We have been pursuing various strategies to regain compliance with Nasdaq’s minimum bid price requirement; however, given the timing of these strategies and current market conditions, we believe that implementing a reverse stock split is the most effective course of action to regain compliance at this juncture,” stated Diane Garrett, President and CEO of Hycroft. “Ensuring our listing remains intact is of significant importance to us. We believe that by promptly addressing the uncertainty regarding our listing and alleviating the overhang on our share price associated with this uncertainty, we will be better positioned to maximize value for our existing shareholders, the Hycroft Mine, and future investors.”

Stockholder approval for the Reverse Stock Split was obtained at the Company’s annual meeting of stockholders on May 24, 2023. After careful consideration in light of current market conditions, the Company’s Board of Directors approved the Reverse Stock Split ratio of 1-for-10. The Company believes maintaining its Nasdaq listing will situate Hycroft more favorably and potentially attract a broader group of institutional and retail investors. With a strong treasury of $106.9 million at the end of the third quarter of 2023, a world-class asset, a successful ongoing exploration program, and a highly experienced management team, the Company believes it is well-positioned to deliver value for its shareholders.

About the Reverse Stock Split

The Company’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”), will serve as the exchange agent for the Reverse Stock Split. Contact information can be found on the Company’s website at www.hycroftmining.com/contact/transfer-agent/.

As a result of the Reverse Stock Split, every 10 pre-split shares of common stock outstanding will become one share of Common Stock.

Registered stockholders holding pre-Reverse Stock Split shares of the Company’s Common Stock electronically in book-entry form are not required to take any action to receive post-Reverse Stock Split shares. Those stockholders who hold their shares in brokerage accounts or in “street name” will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to each broker’s particular processes, and will not be required to take any action in connection with the Reverse Stock Split. Stockholders holding shares of the Company’s Common Stock in certificate form will receive a transmittal letter from Continental with instructions as soon as practicable after the Effective Date.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares will receive a cash payment in lieu of such fractional shares.

The Reverse Stock Split will not affect the number of authorized shares of Common Stock, the par value of the Common Stock, or modify any rights or preferences of the shares of the Company’s Common Stock. Proportionate adjustments will be made to the exercise prices and the number of shares underlying the Company’s outstanding equity awards and warrants, as applicable.

Additional information about the Reverse Stock Split can be found in Hycroft’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 13, 2023, which is available on the SEC’s website at www.sec.gov and on Hycroft’s website at www.hycroftmining.com.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company developing the Hycroft Mine, one of the world’s largest precious metals deposits located in northern Nevada, a Tier-One mining jurisdiction. After a long history of oxide heap leaching operations, the Company is focused on completing the technical studies to transition the Hycroft Mine into a large-scale milling operation for processing the sulfide ore. In addition, the Company is engaged in a robust exploration drill program to unlock the full potential of our expansive +64,000-acre land package, of which less than 10% has been explored.

For further information, please contact:

Fiona Grant Leydier

Vice President, Investor Relations

E: info@hycroftmining.com

T: +1 (775) 437-5912 x 101

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward- looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2022, our Quarterly Report on Form 10-Q for the periods ended June 30, 2023, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.